SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 20, 2004

FIRST FINANCIAL BANCORP.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-12379 (Commission File Number)	31-1042001 (IRS Employer Identification No.)

300 High Street Hamilton, Ohio (Address of principalexecutive offices)		45011 (Zip Code)

Registrant’s telephone number, including area code: (513) 867-5447

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 2.02 Results of Operations and Financial Condition.

On October 20, 2004, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the third quarter of 2004. A copy of the earnings press release is attached as Exhibit 99.1.

The earnings press release includes two non-GAAP financial measures. The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Data” under the section “Key Ratios.” The second appears in the table entitled “Additional Data – Fully Tax Equivalent Net Interest Income.” The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income – tax equivalent.” The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2004	2004	2004	2003	2003
			(Dollars in thousands)
Net interest income	$36,201	$36,000	$36,157	$34,093	$36,373
Tax equivalent adjustment	778	819	860	885	900

Net interest income — tax equivalent	$36,979	$36,819	$37,017	$34,978	$37,273

Average earning assets	3,659,917	3,640,537	3,631,813	3,617,953	3,623,792
Net interest margin*	3.93%	3.98%	4.00%	3.74%	3.98%
Net interest margin (fully tax equivalent)*	4.02%	4.07%	4.10%	3.84%	4.08%

Margins are calculated using net interest income annualized divided by average earning assets.

Item 7.01 Regulation FD Disclosure.

On October 20, 2004, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the third quarter of 2004. A copy of the earnings press release is attached as Exhibit 99.1.

Item 9.01 Exhibits.

     (c) Exhibit:

99.1	First Financial Bancorp. Press Release dated October 20, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.
By:	/s/ C. Douglas Lefferson
C. Douglas Lefferson
Senior Vice President and Chief Financial Officer

Date: October 20, 2004

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description
99.1	First Financial Bancorp. Press Release dated October 20, 2004.